HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



        The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the "Company"), will be held on May 9, 2006 at the Crowne Plaza, Paramus, New Jersey at 10:00 AM for the purpose of considering and voting upon the following matters:

        1.	The election of Ralph A. Fredericks as a Class I member
        of the Board of Directors of the Company, to serve in such capacity until the 2009 Annual Meeting and until his successor shall be duly elected and shall qualify.

        2.	The election of Cynthia R. Cook as a Class I member of
        the Board of Directors of the Company, to serve in such capacity until the 2009 Annual Meeting and until her successor shall be duly elected and shall qualify.

        3.	The ratification of the appointment of Simontacchi &
        Company, LLP to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 2005.

        4.	The transaction of such other business as may properly
        come before the meeting.

        In accordance with the provision of the By-laws, the Board of Directors has fixed the close of business on April 4, 2006 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.

        Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.


By Order of the Board of Directors of
HOLOBEAM, INC.

Melvin S. Cook
President

Dated:  April 14	, 2006


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HOLOBEAM, INC.

217 First Street, Ho-Ho-Kus, New Jersey 07423

PROXY STATEMENT

Annual Meeting of Shareholders
May 9, 2006


PROXIES
The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware Corporation (the "Company"), and is revocable at any time before its exercise by notice in writing to the Company at its office at 217 First Street, Ho-Ho-Kus, New Jersey 07423 (201-445-2420). If you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in the proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so. Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items 1., 2., 3., and 4 listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name. In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telefax, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 2005 is being mailed this April 14, 2006 together with the proxy statement, to each Shareholder of record as of April 4, 2006. The Annual Report does not constitute part of this proxy statement.


OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

Only stockholders of record at the close of business on April 4, 2006 are entitled to vote at the Annual Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 269,784 shares of common stock, par value $0.10 per share. Each share of common stock is entitled to one vote on all matters.
The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of April 4, 2006:



					 	Amount and Nature of Percent
Title of Class	Name and Address 	Beneficial Ownership of Class
----------------- ----------------	-------------------- ----------

Common Stock,  	Melvin S. Cook			125,000	46.1
par value $0.10  	217 First Street
per share...	Ho-Ho-Kus, New Jersey 07423

Common Stock, 	Beverly Cook			  94,500	35.2
par value $0.10	217 First Street
per share... 	Ho-Ho-Kus, New Jersey 07423

 The stockholding of each person who is a director (including the nominee for election at the 2006 Annual Meeting) and of all officers and directors as a group is as follows:

							Amount	  Percent
Name			Title of Class	Beneficially Owned  of Class
--------	-----------------	      ------------------  ----------

Melvin S. Cook... Common Stock, 		125,000	    46.3
   par value $0.10
  per share
Beverly Cook...   Common Stock,	 	 94,500	     35.1
   par value $0.10
          per share
All Directors and Common Stock,		219,500		81.4
Officers as a	   par value $0.10
Group (4 persons) per share

There are no contractual arrangements that might result in a change of control of the Company.



MATTERS TO BE PRESENTED AT MEETING

1.	Election of Class I Member of the Board of Directors.

        Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.

        Ralph A. Fredericks, Melvin S. Cook, Beverly Cook and Cynthia
R. Cook presently serve as the Class I (Mr. Fredericks and Ms. Cynthia R. Cook), Class II (Mrs. Cook) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 2009, 2007 and 2006 Annual Meetings.

        Two directors are to be elected at the 2006 Annual Meeting; such directors to serve as a Class I members of the Board of Directors until the 2009 Annual Meeting and until their successors shall be duly elected and shall qualify.

        The following tables set forth information regarding Ralph A. Fredericks and Cynthia R. Cook, who are the nominees of management to serve as the Class I members of the Board of Directors, as well as information regarding Melvin S. Cook and Beverly Cook, who serves as the President and continuing Class III (Mr. Cook) and the Secretary and continuing Class II (Mrs. Cook) members of the Board of Directors.

Present and Continuing Directors

Name		    Position with Company 	Date When		Director
                Principal Occupation	Term Expires	  Since
-------	    ---------------------	------------	----------

Melvin S. Cook	Chairman of the Board of	   2007		1968
Age 74		Directors and President of
                  the Company since its
                  formation.

Ralph A. Fredericks Treasurer of the Company        2009		2006
Age 57		  from	February 22, 2006 to
                    present. Managing Partner of
                    R.A. Fredericks & Co., LLP,
                   Certified Public Accountants.

Beverly Cook	Office Manager of the Company	    2006		1995
Age 69		from June 1, 1981 until present.
                  Secretary of Company from
		      May 1997 to present.

Cynthia R. Cook   Board of Directors Member.        2009		2006
Age 41		Associate Director of Project
		      Air Force of the Rand Corporation.

        The Board of Directors does not maintain an audit, nominating or similar committee of the Board of Directors.

        During the fiscal year of the Company ended September 30, 2005, four (4) meetings of the Board of Directors were held.
Directors did not receive any fees for attending meetings.

        The shares represented by your proxy will be voted in accordance with your direction as to the election of a director. In the absence of direction, the shares represented by your proxy will be voted FOR the election of Ralph A. Fredericks and Cynthia
R. Cook as the nominees of the Board of Directors. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxies will vote for a substitute to be nominated by management or the shareholders attending or by their proxies or by the Board of Directors.

Remuneration and Other Transactions with Management and Others.

        The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 2005 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group was as follows:

Remuneration Table

(A)					 (B)	      (C)	   (D)
Number of Persons in Group  Salaries     Bonus    Other
--------------------------  --------     -----    -----

Beverly Cook	          $150,000.00	  0	    0

Melvin S. Cook	          $325,000.00	  0       0

All Directors and Officers
as a group (4 in Number)    $508,333.00	  0	    0

        The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel or lodging expenses incurred in connection therewith.

        The following tabulation shows, as to all directors and officers as a group, (I) the amount of options granted since the beginning of the Company's 2005 fiscal year; (ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of the Company's 2005 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as of April 4, 2006.

Number of Shares	All Directors and Officers as a
			Group (4 Persons)
-----------------------	-----------------------------------

Granted - October 1, 2004
through September 30, 2005				0

Exercised - October 1, 2004
through September 30, 2005				0

Unexercised at April 4, 2006				0

2.	Selection of Independent Certified Public Accountants.

        The selection of certified public accountants to examine the financial statements of the Company for the current fiscal year is to be submitted to the meeting for ratification. Simontacchi & Company, LLP, 170 East Main Street, Rockaway, New Jersey 07866, was selected by the Board of Directors of the Company to examine such financial statements. The shares represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year. In the absence of direction, the shares represented by your proxy will be voted FOR such ratification.

        In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter and will take such actions as it deems appropriate.

        It is anticipated that a representative of Simontacchi & Company, LLP will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative may make a statement at the meeting if they desire to do so and will be able to respond to questions from shareholders.

        The Board of Directors does not maintain an audit or similar committee.

        During the fiscal year of the Company ended September 30, 2005, all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services and tax services.


        The Board of Directors approves all services rendered by Simontacchi & Company, LLP and approves fees paid to the audit firm.

        The Board of Directors requires that the Treasurer and the President approve all audit and other permissible non-audit services provided by Simontacchi & Company, LLP. The Board of Directors will not approve non-audit engagements that would violate rules of the U.S. Securities and Exchange Commission or impair the independence of Simontacchi & Company, LLP.

        For the fiscal years ended September 30, 2005 and 2004, R.A. Fredericks & Company, LLP was paid the following fees for services provided to the Company:

				2005		2004
				-------  -------

Audit Fees		      $26,500.	$20,000.
Tax Fees		        2,500.	  2,500.
All Other Fees	          -0-       -0-
			      -------	-------

Total			      $29,000.	$22,500.
				=======	=======

3.	Other Action at Meeting and Voting of Proxies.

        The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgment in respect of any such other matters. Upon receipt of such proxy
(in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy Statement.

Shareholder Proposals

        No definite date for the Annual Meeting of Shareholders in 2007 has as yet been established. Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 2007 Annual Meeting appropriate shareholder proposals that are consistent with the Company's Certificate of Incorporation and Federal securities laws. Such proposals must be received by the Company at the Company's address (set forth at the beginning of this Proxy Statement) no later than January 1, 2007.

                            By Order of the Board of Directors of

                            HOLOBEAM, INC.

                            Melvin S. Cook
                            President

Dated:  April 14	, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2006

        The undersigned stockholder of HOLOBEAM, INC. hereby appoints Beverly Cook and Melvin S. Cook the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC. to be held at Radisson Inn, Paramus, New Jersey on May 9, 2006 at 10 A.M., and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, such attorney and proxy is authorized to vote:
1. FOR               WITHHOLD AUTHORITY TO VOTE FOR                the
       --------------                              ----------------
election of Ralph A. Fredericks, one of
two directors to be elected at the 2006 Annual meeting as the Class I member of the Board of Directors, to serve in such capacity until the 2009 Annual Meeting and until his successor shall be duly elected and shall qualify.
2. FOR               WITHHOLD AUTHORITY TO VOTE FOR                the
      ---------------                              ----------------
election of Cynthia R. Cook, one of two
directors to be elected at the 2006 Annual meeting as the Class I member of the Board of Directors, to serve in such capacity until the 2009 Annual Meeting and until his successor shall be duly elected and shall qualify.
3. FOR               AGAINST               ABSTAIN
      ---------------       --------------        -------------
ratification of Simontacchi & Company, LLP as independent certified public accountants for the current year.
4. In accordance with the discretion of said proxies on such other business as may properly come before the meeting.

       This Proxy is solicited on behalf of the Board of Directors. In absence of contrary specifications, it will be voted FOR Propositions:
 (1), (2), (3) and (4).

Dated:                                                                ,
               ---------------------------------------------------
2006

(Be sure to date your proxy)
Signature(s)
If shares are held in the
name of more than one
person, all holders should
sign. Signatures should
correspond with the name or
names as they appear
hereon. Persons signing in
a fiduciary capacity or as
an officer or partner
should indicate their title
as such.

HOLOBEAM, INC.
SUMMARY OF SELECTED FINANCIAL DATA
FOR THE YEARS ENDED SEPTEMBER 30,



                  2005		  2004	  2003	  2002	2001
                 -----	       -----	  ----   	  ----	----

Gross
Income         $2,079,097    $2,058,348  $2,086,635   $2,071,508 $2,105,020

Net Income
(Loss)            547,698       184,936     204,370	   166,399	  168,830

Weighted
Average
Number of
Common Shares
Outstanding       270,006	  271,873	  275,642	   287,518	  290,960

Earnings
Per Share
 (Loss)	        2.03           0.68	     0.74	     0.58	     0.58

Total Assets   6,565,105	6,983,806	7,298,664	7,637,822	7,931,825

Long-Term
Debt		   3,028,031	3,566,176	4,059,346	4,511,321	4,925,540

Shareholders'
Equity	   2,519,796	2,012,511	1,902,922	1,952,727	1,905,433

Gross Rental
Income	   2,053,703	2,053,703	2,053,703	2,053,703	2,053,703

Net Rental
Income	   1,810,557	1,793,610	1,798,151	1,795,141	1,794,699